                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934




               Date of Report (Date of earliest event reported):
                                August  8, 1995




                                   MEDITRUST
               (Exact name of registrant as specified in charter)


  Massachusetts                     0-14022                       04-6532031
 (State of                        (Commission                 (I.R.S. Employer
  Incorporation)                   File No.)                 Identification No.)


197 First Avenue, Needham, Massachusetts                            02194
(Address of principal executive offices)                          (Zip Code)





Registrant's telephone number, including area code:(617) 433-6000

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)     Exhibits

   Exhibit No.         Description
   -----------         -----------
        1              Form of Distribution Agreement

       4.1             Form of Indenture Supplement

       4.2             Form of Fixed Rate Senior Medium-Term Note
                       (included in Exhibit 4.1)

       4.3             Form of Floating Rate Senior Medium-Term Note
                       (included in Exhibit 4.1)



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        MEDITRUST




August  8, 1995                               /s/ Lisa P. McAlister
                                              ---------------------------------
                                              Lisa P. McAlister
                                              Vice President and Treasurer





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